                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                   488,342.65
    Available Funds:
      Contract Payments due and received in this period                                                                5,773,012.32
      Contract Payments due in prior period(s) and received in this period                                               632,570.26
      Contract Payments received in this period for next period                                                           43,898.24
      Sales, Use and Property Tax, Maintenance, Late Charges                                                             140,224.56
      Prepayment Amounts related to early termination in this period                                                   3,583,420.14
      Servicer Advance                                                                                                   735,059.38
      Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
      Transfer from Reserve Account                                                                                        9,726.09
      Interest earned on Collection Account                                                                               11,266.69
      Interest earned on Affiliated Account                                                                                1,925.20
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
      Predecessor contract)                                                                                                    0.00
      Amounts paid under insurance policies                                                                                    0.00
      Any other amounts                                                                                                        0.00

                                                                                                                     ---------------
    Total Available Funds                                                                                             11,419,445.53
    Less: Amounts to be Retained in Collection Account                                                                   391,964.42
                                                                                                                     --------------
    AMOUNT TO BE DISTRIBUTED                                                                                          11,027,481.11
                                                                                                                     ==============


    DISTRIBUTION OF FUNDS:
      1. To Trustee -  Fees                                                                                                    0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      632,570.26
      3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

           a) Class A1 Principal and Interest                                                                          7,141,111.99
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                        210,100.00
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                                        353,168.75
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                                        518,751.20
           b) Class B Principal and Interest                                                                             141,637.24
           c) Class C Principal and Interest                                                                             283,696.31
           d) Class D Principal and Interest                                                                             191,494.75
           e) Class E Principal and Interest                                                                             256,243.88

      4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                               0.00
      5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                784,354.07
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               242,188.93
           c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      9,726.09
      6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                      153,416.45
      7. To Servicer, Servicing Fee and other Servicing Compensations                                                    109,021.19
                                                                                                                     ---------------
    TOTAL FUNDS DISTRIBUTED                                                                                           11,027,481.11
                                                                                                                     ==============

                                                                                                                     --------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
    (if any)}                                                                                                            391,964.42
                                                                                                                     ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $ 4,876,395.87
     - Add Investment Earnings                                                                                             9,726.09
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
     - Less Distribution to Certificate Account                                                                            9,726.09
                                                                                                                     --------------
End of period balance                                                                                                $ 4,876,395.87
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $ 4,876,395.87
                                                                                                                     ==============

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


III. Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                         217,588,365.83
                  Pool B                                                                          38,246,336.65
                                                                                                 --------------
                                                                                                                     255,834,702.48
Class A Overdue Interest, if any                                                                           0.00
Class A Monthly Interest - Pool A                                                                    951,853.14
Class A Monthly Interest - Pool B                                                                    167,310.86

Class A Overdue Principal, if any                                                                          0.00
Class A Monthly Principal - Pool A                                                                 4,553,013.03
Class A Monthly Principal - Pool B                                                                 2,550,954.91
                                                                                                 --------------
                                                                                                                       7,103,967.94
Ending Principal Balance of the Class A Notes
                  Pool A                                                                         213,035,352.80
                  Pool B                                                                          35,695,381.74
                                                                                                 --------------
                                                                                                                     --------------
                                                                                                                     248,730,734.54
                                                                                                                     ==============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $286,080,000      Original Face $286,080,000             Balance Factor
     $ 3.912067                         $ 24.832103                        86.944468%
----------------------------------------------------------------------------------------


IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                        11,154,702.48
                  Class A2                                                                        55,000,000.00
                  Class A3                                                                        82,500,000.00
                  Class A4                                                                       107,180,000.00

                                                                                                 ---------------

Class A Monthly Interest                                                                                             255,834,702.48
                  Class A1 (Actual Number Days/360)                                                   37,144.05
                  Class A2                                                                           210,100.00
                  Class A3                                                                           353,168.75
                  Class A4                                                                           518,751.20

                                                                                                 ---------------

Class A Monthly Principal
                  Class A1                                                                         7,103,967.94
                  Class A2                                                                                 0.00
                  Class A3                                                                                 0.00
                  Class A4                                                                                 0.00

                                                                                                 ---------------
                                                                                                                       7,103,967.94
Ending Principal Balance of the Class A Notes
                  Class A1                                                                         4,050,734.54
                  Class A2                                                                        55,000,000.00
                  Class A3                                                                        82,500,000.00
                  Class A4                                                                       107,180,000.00

                                                                                                 ---------------
                                                                                                                     --------------
                                                                                                                     248,730,734.54
                                                                                                                     ==============


Class A1

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $41,7005,000      Original Face $41,400,000              Balance Factor
       $ 0.897199                      $ 171.593429                       9.784383%
----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


V. Class B Note Principal Balance

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                             3,711,658.36
                             Pool B                                                               652,412.34
                                                                                                ------------
                                                                                                                      4,364,070.70

        Class B Overdue Interest, if any                                                                0.00
        Class B Monthly Interest - Pool A                                                          17,398.40
        Class B Monthly Interest - Pool B                                                           3,058.18
        Class B Overdue Principal, if any                                                               0.00
        Class B Monthly Principal - Pool A                                                         77,666.05
        Class B Monthly Principal - Pool B                                                         43,514.61
                                                                                                ------------
                                                                                                                        121,180.66
        Ending Principal Balance of the Class B Notes
                             Pool A                                                             3,633,992.31
                             Pool B                                                               608,897.73
                                                                                                ------------
                                                                                                                      ------------
                                                                                                                      4,242,890.04
                                                                                                                      ============


        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
        Original Face $4,880,000    Original Face $4,880,000        Balance Factor
               $ 4.191922                  $ 24.832102                 86.944468%
        --------------------------------------------------------------------------


VI.   Class C Note Principal Balance
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                             7,415,710.88
                             Pool B                                                             1,303,487.77
                                                                                                ------------
                                                                                                                      8,719,198.65

        Class C Overdue Interest, if any                                                                0.00
        Class C Monthly Interest - Pool A                                                          35,366.76
        Class C Monthly Interest - Pool B                                                           6,216.55
        Class C Overdue Principal, if any                                                               0.00
        Class C Monthly Principal - Pool A                                                        155,172.95
        Class C Monthly Principal - Pool B                                                         86,940.05
                                                                                                ------------
                                                                                                                        242,113.00
        Ending Principal Balance of the Class C Notes
                             Pool A                                                             7,260,537.93
                             Pool B                                                             1,216,547.72
                                                                                                ------------
                                                                                                                      ------------
                                                                                                                      8,477,085.65
                                                                                                                      ============

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
        Original Face $9,750,000    Original Face $9,750,000        Balance Factor
              $ 4.264955                  $ 24.832103                  86.944468%
        --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


VII.   Class D Note Principal Balance

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                              4,943,807.24
                             Pool B                                                                868,991.85
                                                                                                 ------------
                                                                                                                       5,812,799.09

        Class D Overdue Interest, if any                                                                 0.00
        Class D Monthly Interest - Pool A                                                           25,588.32
        Class D Monthly Interest - Pool B                                                            4,497.76
        Class D Overdue Principal, if any                                                                0.00
        Class D Monthly Principal - Pool A                                                         103,448.63
        Class D Monthly Principal - Pool B                                                          57,960.04
                                                                                                 ------------
                                                                                                                         161,408.67
        Ending Principal Balance of the Class D Notes
                             Pool A                                                              4,840,358.61
                             Pool B                                                                811,031.81
                                                                                                 ------------
                                                                                                                       ------------
                                                                                                                       5,651,390.42
                                                                                                                       ============

        --------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
        Original Face $6,500,000   Original Face $6,500,000       Balance Factor
               $ 4.628628                $ 24.832103                86.944468%
        --------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                              6,183,561.99
                             Pool B                                                              1,086,908.28
                                                                                                 ------------
                                                                                                                       7,270,470.27

        Class E Overdue Interest, if any                                                                 0.00
        Class E Monthly Interest - Pool A                                                           46,232.43
        Class E Monthly Interest - Pool B                                                            8,126.45
        Class E Overdue Principal, if any                                                                0.00
        Class E Monthly Principal - Pool A                                                         129,390.37
        Class E Monthly Principal - Pool B                                                          72,494.63
                                                                                                 ------------
                                                                                                                         201,885.00
        Ending Principal Balance of the Class E Notes
                             Pool A                                                              6,054,171.62
                             Pool B                                                              1,014,413.65
                                                                                                 ------------
                                                                                                                       ------------
                                                                                                                       7,068,585.27
                                                                                                                       ============

        --------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
        Original Face $8,130,000   Original Face $8,130,000       Balance Factor
               $ 6.686209                $ 24.832103                 86.944468%
        --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


IX.   Issuers Residual Principal Balance

        Beginning Residual Principal Balance
                             Pool A                                                             7,418,036.55
                             Pool B                                                             1,303,896.57
                                                                                                ------------
                                                                                                                      8,721,933.12

        Residual Interest - Pool A                                                                760,150.83
        Residual Interest - Pool B                                                                 24,203.24
        Residual Principal - Pool A                                                               155,221.61
        Residual Principal - Pool B                                                                86,967.32
                                                                                                ------------
                                                                                                                        242,188.93
        Ending Residual Principal Balance
                             Pool A                                                             7,262,814.94
                             Pool B                                                             1,216,929.25
                                                                                                ------------
                                                                                                                      ------------
                                                                                                                      8,479,744.19
                                                                                                                      ============


X.   Payment to Servicer

         - Collection period Servicer Fee                                                                               109,021.19
         - Servicer Advances reimbursement                                                                              632,570.26
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              153,416.45
                                                                                                                      ------------
        Total amounts due to Servicer                                                                                   895,007.90
                                                                                                                      ============

XI.   Aggregate Discounted Contract Balance

Pool A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                247,261,140.82

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                   0.00

       Decline in Aggregate Discounted Contract Balance                                                               5,173,912.64

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
          ending of the related Collection Period                                                                   242,087,228.18
                                                                                                                    ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                         3,354,729.71

           - Principal portion of Prepayment Amounts                                               1,819,182.93

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                   0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                        0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                 0.00

                                                                                                   -------------
                           Total Decline in Aggregate Discounted Contract Balance                  5,173,912.64
                                                                                                   =============


Pool B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 43,462,033.47

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                   0.00

       Decline in Aggregate Discounted Contract Balance                                                               2,898,831.56

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
          ending of the related Collection Period                                                                    40,563,201.91
                                                                                                                    ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                         1,152,041.71

           - Principal portion of Prepayment Amounts                                               1,746,789.85

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                   0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                        0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                 0.00

                                                                                                   -------------
                           Total Decline in Aggregate Discounted Contract Balance                  2,898,831.56
                                                                                                   =============

                                                                                                                    ---------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                   282,650,430.09
                                                                                                                    ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XIII.   Cumulative Detail of Substituted Contracts - Prepayments

          Pool A                                                                                                  Predecessor
                                                                    Discounted                   Predecessor      Discounted
          Lease #     Lessee Name                                   Present Value                Lease #          Present Value
          --------------------------------------------------        ---------------------        ------------     -------------
                      NONE











                                                                    ---------------------                           ---------------
                                                            Totals:                $0.00                            $          0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                            $0.00
b) Total discounted Contract Balance of Substitute Receivables                             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                         $0.00


Change in any of the above detail during the related Collection Period                     YES                  NO  X
                                                                                           ---------            --------


          Pool B                                                                                                  Predecessor
                                                                    Discounted                   Predecessor      Discounted
          Lease #     Lessee Name                                   Present Value                Lease #          Present Value
          --------------------------------------------------        ---------------------        ------------     ------------------
                      NONE









                                                                    ---------------------                           ---------------
                                                    Totals:                        $0.00                            $          0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $ 52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                            $0.00

Change in any of the above detail during the related Collection Period                     YES                  NO  X
                                                                                           ---------            --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001



XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                 Predecessor
                                                                      Discounted           Predecessor          Discounted
        Lease #   Lessee Name                                         Present Value        Lease #              Present Value
        ------------------------------------------------------        -----------------    ----------------     -------------------
        2707-201  Amber Networks, Inc.                                $1,045,934.66        2041-203               $  3,154,026.34
        2707-202  Amber Networks, Inc.                                $  491,545.72
        2708-201  Network Elements, Inc.                              $1,305,725.82
        2706-202  Coriolis Networks, Inc.                             $   90,653.94
        2706-207  Coriolis Networks, Inc.                             $  215,544.48
                  Cash                                                $    4,621.72
        3271-002  Durham Diagnostic Imaging                           $2,317,472.63        2869-001               $  2,037,442.62




                                                                      -------------                               ---------------
                                                     Totals:          $5,471,498.97                               $  5,191,468.96

        a) DISCOUNTED CONTRACT BALANCES OF ALL
           NON-PERFORMING CONTRACTS                                                                                   5,191,468.96
        b) ADCB OF POOL A AT CLOSING DATE                                                                         $272,767,516.82
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                             $2,037,442.62
b)  Total discounted Contract Balance of Substitute Receivables                              $2,317,472.63
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                        -$280,030.01


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES  X           NO
                                                                                           ---------        --------


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                      Discounted           Predecessor          Discounted
        Lease #   Lessee Name                                         Present Value        Lease #              Present Value
        ------------------------------------------------------        -----------------    ----------------     -------------------
                  None







                                                                      -----------------                             ---------------
                                                              Totals:            $0.00                              $         0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $         0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $52,325,540.92
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%


      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                  NO   X
                                                                                           ---------            --------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XV.    Pool Performance Measurements


1.     Aggregate Discounted Contract Balance

       Contracts Delinquent > 90 days                                   Total Outstanding Contracts
       This Month                                 1,224,839.26          This Month                     282,650,430.09
       1 Month Prior                              3,472,960.14          1 Month Prior                  290,723,174.29
       2 Months Prior                             4,458,782.86          2 Months Prior                 297,977,814.62

       Total                                      9,156,582.26          Total                          871,351,419.00

       a) 3 Month Average                         3,052,194.09          b) 3 Month Average             290,450,473.00

       c) a/b                                            1.05%

2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                Yes               No       X
                                                                                                    ----------        ------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                                    Yes               No       X
                                                                                                    ----------        ------------
       B. An Indenture Event of Default has occurred and is then continuing?                    Yes               No       X
                                                                                                    ----------        ------------

4.     Has a Servicer Event of Default occurred?                                                Yes               No       X
                                                                                                    ----------        ------------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                         Yes               No       X
                                                                                                    ----------        ------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
          or obligation not remedied within 90 days?                                            Yes               No       X
                                                                                                    ----------        ------------
       C. As of any Determination date, the sum of all defaulted contracts since the
          Closing date exceeds 6% of the ADCB on the Closing Date?                              Yes               No       X
                                                                                                    ----------        ------------



6.     Aggregate Discounted Contract Balance at Closing Date                                Balance  $ 325,093,057.74
                                                                                                     ----------------


       DELINQUENT LEASE SUMMARY

               Days Past Due              Current Pool Balance                          # Leases
               -------------              --------------------                          --------
                     31 - 60                      7,847,560.11                                48
                     61 - 90                      5,439,112.24                                19
                    91 - 180                      1,224,839.26                                16



       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization